UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 6, 2008

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1600, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 6, 2008, NewStar Financial, Inc. (the “Company”) entered into the First Amendment (the “Amendment”) to the Loan and Servicing Agreement dated as of November 7, 2007 (the “Agreement”) by and among NewStar DB Term Funding LLC, as the borrower, the Company, Tahoe Funding Corp. (the “Lender”), as the lender, Deutsche Bank AG, New York Branch as the lender agent for the Lender and the administrative agent for the Lender, U.S. Bank National Association and Lyon Financial Services, Inc., doing business as U.S. Bank Portfolio Services, as the backup servicer. The primary purpose of the Amendment to the Agreement is to increase the amount of the credit facility by $100,000,000 to a total of $400,000,000, among other things.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: May 7, 2008

By:  /s/    JOHN K. BRAY

        John K. Bray

        Chief Financial Officer

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